SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 17, 1997

           PaineWebber Income Properties Eight Limited Partnership
            (Exact name of registrant as specified in its charter)

     Delaware                       0-17148                      04-2921780
(State or other jurisdiction)    (Commission                   (IRS Employer
   of incorporation             File Number)                 Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Spinnaker Landing and Bay Club Apartments, Des Moines, Washington

   Disposition Date - March 17, 1997

   On March 17, 1997, Spinnaker Bay Associates, a joint venture in which PaineWebber Income Properties Eight Limited Partnership ("the Partnership') had an interest, sold its operating investment properties, Spinnaker Landing Apartments and Bay Club Apartments, located in Des Moines, Washington, to an unrelated third party for $5.5 million. The sale generated net proceeds of $100,000 to the Partnership in accordance with a Property Disposition Agreement with the lender which is described further in the Partnership's Annual Report on Form 10-K for the year ended September 30, 1996.

   The loans secured by the Spinnaker Landing Apartments and Bay Club Apartments were scheduled to mature in December 1996. Due to semi-annual real estate tax payments made during the third fiscal quarter of 1996, as well as the payment of ongoing operating expenses, the monthly cash flow available from the properties was insufficient to pay the minimum debt service required in May 1996. A notice of default was issued by the mortgage lender in the fourth quarter of fiscal 1996. The estimated combined fair value of the properties was significantly less than the debt balance of approximately $6.2 million. In light of these circumstances, effective in September 1996, the venture partners entered into a Property Disposition Agreement with the lender. Under the terms of the agreement, the lender agreed to delay foreclosure of the properties in order to provide the venture with an opportunity to complete a sale. Under the terms of the agreement, the Partnership was entitled to receive net proceeds of as much as $100,000 in the event that the property was sold for an amount in excess of $5 million (plus closing costs) and certain other conditions were met. As a result of the sale transaction which closed on March 17, 1997, the Partnership no longer has any ownership interest in the two apartment properties.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1)  Property  Disposition   Agreement  by  and  between   Massachusetts
            Mutual Life Insurance Company and Spinnaker Bay Associates, dated September 18, 1996.

             (2)  Seller's Settlement Statement , dated March 14, 1997.

      (3)   Purchase  and  Sale   Agreement  by  and  between   Spinnaker  Bay
            Associates  and Randall  Realty  Corporation,  dated  December 10,
            1996.

      (4) Statutory Warranty Deed from Spinnaker Bay Associates to Seattle Bay Club - 88, LLC.

      (5) Statutory Warranty Deed from Spinnaker Bay Associates to Spinnaker Landing -66, LLC.

      (6)   Bill of Sale by  Spinnaker  Bay  Associates  to Seattle Bay Club -
            88, LLC

      (7)   Bill of Sale by Spinnaker Bay  Associates  to Spinnaker  Landing -
            66, LLC

      (8) Assignment of Leases by Spinnaker Bay Associates to Seattle Bay Club - 88, LLC

                  (9) Assignment of Leases by Spinnaker Bay Associates to Spinnaker Landing - 66, LLC

      (10) General Assignment by Spinnaker Bay Associates to Seattle Bay Club - 88, LLC

                  (11) General Assignment by Spinnaker Bay Associates to Spinnaker Landing - 66, LLC

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

             PAINEWEBBER INCOME PROPERTIES EIGHT LIMITED PARTNERSHIP
                                  (Registrant)




                            By: /s/ Walter V. Arnold
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  April 1, 1997

                         PROPERTY DISPOSITION AGREEMENT

      THIS PROPERTY DISPOSITION AGREEMENT (this "Agreement") is dated for reference purposes September 18, 1996, and is by and between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Lender"), and SPINNAKER BAY ASSOCIATES, a California general partnership ("Borrower").

                                    RECITALS

            Bay Club Loan. Borrower executed and delivered to Connecticut Mutual Life Insurance Company, a Connecticut corporation ("Connecticut Mutual"), that certain Promissory Note dated May 17, 1988, in the original principal amount of $2,390,000.00, evidencing a loan (the "Bay Club Loan") from Connecticut Mutual to Borrower for the financing of an apartment complex commonly known as Bay Club Apartments (the "Bay Club Project") located in the City of Des Moines, King County, Washington. The Bay Club Loan is secured by, among other things, that certain Deed of Trust and Security Agreement dated May 17, 1988, and recorded with the King County Auditor on June 10, 1988 under King County Recording No. 8806100563, creating a first lien upon the Bay Club Project; and that certain Assignment of Leases dated May 17, 1988 and recorded with the King County Auditor on June 10, 1988 under King County Recording No. 8806100564.

            Spinnaker Landing Loan. Borrower executed and delivered to Connecticut Mutual that certain Promissory Note dated May 17, 1988, in the original principal amount of $1,860,000.00, evidencing a loan (the "Spinnaker Landing Loan") for the financing of an apartment complex commonly known as Spinnaker Landing Apartments (the "Spinnaker Landing Project") located in the City of Des Moines, King County, Washington. The Spinnaker Landing Loan is secured by, among other things, that certain Deed of Trust and Security Agreement dated May 17, 1988, and recorded with the King County Auditor on June 10, 1988 under King County Recording No. 8806100559, creating a first lien upon the Spinnaker Landing Project; and that certain Assignment of Leases dated May 17, 1988 and recorded with the King County Auditor on June 10, 1988 under King County Recording No. 8806100560.

            Loan Modifications. The Bay Club Loan and the Spinnaker Landing Loan have been modified by that certain Agreement to Modify Loans and Loan Documents dated effective December 31, 1991 (the "First Modification Agreement"), that certain Second Agreement to Modify Loans and Loan Documents dated October 1, 1993 (the "Second Modification Agreement"), and certain other documents executed and recorded in connection with the First Modification Agreement and the Second Modification Agreement.

            Definitions. All documents or instruments executed by Borrower in connection with the Bay Club Loan are collectively referred to in this Agreement as the "Bay Club Loan Documents". All documents or instruments executed by Borrower in connection with the Spinnaker Landing Loan are collectively referred to in this Agreement as the "Spinnaker Landing Loan Documents". The Bay Club Loan Documents and the Spinnaker Landing Loan Documents are herein collectively called the "Loan Documents". The Bay Club Project and the Spinnaker Landing Project are herein collectively called the "Projects".

            Lender's Interest. Lender has succeeded to all of Connecticut Mutual's right, title and interest under the Loan Documents.

            Loan Defaults. Borrower is currently in default under the Bay Club Loan Documents and the Spinnaker Bay Loan Documents for failure to make monthly payments due thereunder since May of 1996.

            Agreement. Borrower desires to sell the Projects and pay-off the Loans at a discount. In connection therewith, Borrower has requested that Lender forbear from taking certain action, and Lender has agreed to such forbearance on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            Recitals. Lender and Borrower agree that the foregoing recitals are true and correct representations of fact and are incorporated into this Agreement.

            Existing Documents. The terms and conditions of the existing Loan Documents shall remain in full force and effect according to their terms. Borrower agrees that this Agreement is not intended to be, nor shall it be deemed or construed to be, an amendment, modification, restructure, reinstatement, waiver, novation or release of the Loans or the Loan Documents, or any of them; that neither this Agreement nor any payments made or other actions taken pursuant to this Agreement shall be deemed to cure the existing defaults under the Loan Documents or to cure or reinstate the Loans or the Loan Documents, it being the intention of the parties hereto that the Loans are and shall remain in default and immediately due and payable in full notwithstanding this Agreement; and that, except as otherwise expressly provided in this Agreement, Lender reserves all of its rights and remedies in connection with such defaults under the Loan Documents, at law and in equity.

            Forbearance. Subject to the conditions set forth in Section 5 of this Agreement (the "Conditions"), and except for the matters described in
Section 4 below (the "Limitations"), Lender agrees to forbear from causing a trustee's sale of the Projects to be held prior to February 1, 1997 (the "Forbearance Date") and to accept a discounted pay-off pursuant to the provisions of Section 6 below. Borrower shall have the right to extend the Forbearance Date to March 30, 1997, if (a) Borrower has entered into purchase and sale agreements for the sale of the Projects, (b) such purchase and sale agreements provide for a closing date of on or before March 30, 1997, and (c) at closing, Lender will receive the Pay-Off Amount (as defined in Section 6 below).

            Limitations. Nothing in this Agreement shall prohibit Lender from:

                        Commencing  and  continuing  through to completion the
non-judicial foreclosure of the Projects including, without limitation, executing, delivering, serving, and posting notices of default; recording, serving, delivering, posting, and publishing notices of trustee's sale; delivering and serving notices of foreclosure; and taking any and all other action in connection with the non-judicial foreclosure of the Projects, provided that the trustee's sale is not held prior to the Forbearance Date; or

                        Commencing and continuing through to completion an action in King County Superior Court for the appointment of a receiver to collect the rents from the Projects and appearing in, defending, seeking the appointment of a receiver, or taking any other action in any proceeding commenced by any party other than Lender related to the Loan Documents or the Projects.

            Conditions. Each of the following shall be a condition to the obligation of Lender to forebear in accordance with Section 3 above (subject to the Limitations of Section 4 above):

                        No later than 5:00 p.m. Seattle, Washington time on October 4, 1996, Borrower shall have delivered to Lender (1) detailed monthly operating statements for the Projects from May 1, 1996 to September 30, 1996, which operating statements shall include an itemization of income received by tenant or other source and all expenses paid (describing the nature of the expenses and to whom paid), and (2) all net cash flow (defined below) from the Projects for the months of May, June, July, August and September (through the date the Receiver is appointed). For purposes of this Agreement, "net cash flow" shall mean all rents, receipts, proceeds and all other funds from whatever source generated or received by Borrower in connection with the operation of the Projects, less Operating Expenses (as hereafter defined). The term "Operating Expenses" as used herein shall mean payments made by Borrower for reasonable expenses incurred in the ordinary course of operations of the Projects, including real estate taxes, insurance, and normal and routine maintenance. Operating Expenses shall not include management fees in excess of 3% (provided that a 5% management fee is allowed for the months of May through September,
1996), or capital expenditures.

                        No claim, litigation or other proceeding is made or instituted against Lender by any person or other entity which disputes the indebtedness evidenced by the Loan Documents, asserts any offset against said indebtedness or any claim against Lender arising out of or in connection with said indebtedness or the Projects.

                        No bankruptcy proceeding or other federal or state proceeding is commenced by any party that has the purpose or effect of seeking a moratorium against, reorganization of, or liquidation of, the assets or liabilities of Borrower or that has the purpose or effect of staying or hindering Lender's acquisition of fee simple title to the Projects.

                        On  or  before   September  23,  Borrower  shall  have
stipulated to an Order Appointing Receiver in a form acceptable to Lender for the appointment of a receiver for the collection of rents and payment of expenses (the "Receiver") and the Receiver shall remain in place until such time as Lender elects to terminate the receivership. The parties agree that, notwithstanding the appointment of the Receiver, the Borrower shall continue to have access to the Projects.

                        There is no breach by Borrower of this Agreement and no defaults under the Loan Documents other than the failure to make the monthly payments due thereunder.

      If any one or more of the foregoing Conditions fails to occur at any time, Lender may, without notice to Borrower, proceed with all remedies at law or equity and shall have no further obligation to forbear pursuant to Section 3 above. Borrower shall immediately notify Lender in writing if it becomes aware of the failure of any of the foregoing Conditions.

            Sale of Projects. Lender acknowledges that Borrower desires to sell the Projects prior to the Forbearance Date and pay-off the Loans at a discount. Any sale of the Projects shall be for cash only. In the event that Borrower sells either or both of the Projects prior to the Forbearance Date, Lender agrees to release and reconvey the Loan Documents with respect to each Project sold upon receipt of the lesser of (i) the total amount due under the Loans, or
(ii) the Net Sale Proceeds (defined below); provided, however, that the Net Sale Proceeds for the Bay Club Project shall be not less than $2,850,000 and the Net Sale Proceeds from the Spinnaker Landing Project shall be not less than $2,150,000 (the lesser of (i) and (ii) above is herein referred to as the "Pay-Off Amount"). The term Net Sale Proceeds as used herein shall mean the gross sales price of the Project(s) sold less Borrower's actual out-of-pocket expenses for the following items: (a) a sale commission of not more than 3% of the gross sales price; (b) real estate excise tax of 1.78%; (c) the cost of a standard owner's policy of title insurance insuring the purchaser's title; (d) Borrower's attorneys' fees related to the sale in an amount not to exceed $5,000 per Project; (e) reasonable escrow fees and recording costs, all of which shall be evidenced by a settlement statement prepared by the escrow agent at closing and approved by Lender. Notwithstanding the above to the contrary, in the event both Projects are sold prior to the Forbearance Date and the Net Sale Proceeds from such sale exceed $5,000,000, Borrower shall have the right to receive the next $100,000 in Net Sale Proceeds over $5,000,000, and the remaining proceeds after the payment of such $100,000 to Borrower (up to the total amount due under the Loans) shall be paid to Lender.

            Termination of  Forbearance.  The  obligation of Lender  pursuant to
Section 3 of this Agreement to forbear and Section 6 of this Agreement to accept a discounted pay-off (subject to the provisions of Paragraphs 4 and 5 of this Agreement) shall terminate on the earliest to occur of: (a) 5:00 o'clock P.M., Seattle, Washington time, on the Forbearance Date, or (b) the failure of any of the Conditions set forth in Paragraph 5 of this Agreement. Such termination shall not release or relieve Borrower from any obligation pursuant to this Agreement that arose prior to such termination.

            Acknowledgements, Warranties and Representations. Borrower acknowledges that Lender presently has the right to cause the trustee under the Bay Club Deed of Trust and Spinnaker Landing Deed of Trust to conduct a non-judicial foreclosure sale, that Borrower has no legal claims or defenses which could compel the trustee to not conduct the sale, and that Lender is not willing to enter into this Agreement if Borrower should hereafter file for protection under the Bankruptcy Code, Title 11, U.S.C.A. (hereinafter referred to as the "Bankruptcy Code") in which the automatic stay would further delay collection of the Loans. If that were the case, Lender would presently choose to not agree to the forbearance set forth in Section 3 and to require Borrower, if Borrower was so inclined, to presently file his bankruptcy proceeding so that the parties would hereafter be governed by the rules and procedures governing their actions in a bankruptcy proceeding. In consideration of Lender entering into this Agreement with Borrower, Borrower hereby represents and warrants to Lender and covenants with Lender as follows:

                        No   Bankruptcy   Intent;   Relief  From  Stay.   That
Borrower has no intent (i) to file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (hereinafter referred to as the "Bankruptcy Code) or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, or directly or indirectly to cause Borrower to file any such petition or to seek any such relief, either at the present time, or at any time hereafter, or (ii) directly or indirectly to cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against the Borrower or directly or indirectly to cause Borrower to become the subject of any proceedings pursuant to any local, state, federal or other insolvency laws or laws providing for the relief of debtors, or in equity, either at the present time or at any time hereafter, or (iii) directly or indirectly to cause the Projects or any portion thereof or any interest of Borrower in the Projects to become the property of any bankrupt estate or the subject of any local, state, federal or other bankruptcy, dissolution, liquidation or insolvency proceedings, either at the present time or at any time hereafter; and that the filing of any such petition or the seeking of any such relief by the Borrower, whether directly or indirectly, would be in bad faith and solely for purposes of delaying, inhibiting or otherwise impeding the exercise by Lender of Lender's rights and remedies against the Borrower and the Projects pursuant to this Agreement or the Loan Documents, or at law or in equity. The Borrower further acknowledges, covenants and agrees that, in the event that the Borrower becomes the subject of any insolvency, bankruptcy, receivership, dissolution or reorganization or similar proceedings, federal or state, voluntary or involuntary, under any present or future law or act, Lender shall be and is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under this Agreement and the Loan Documents, against any and all property encumbered by the Loan Documents (including, without limitation, the Projects). Specifically, but without limitation of the foregoing, Lender shall be and is entitled to relief from the stay imposed by Section 362 of the Bankruptcy Code (Title 11, U.S.C., as amended) in any bankruptcy proceedings.

                        No Fraudulent Intent. That neither the execution and delivery of this Agreement nor the performance of any actions required hereunder is being consummated by the Borrower with or as a result of any actual intent by the Borrower to hinder, delay or defraud any entity to which the Borrower is now or will hereafter become indebted.

                        Cooperation and Noninterference. That Borrower shall not take any action of any kind or nature whatsoever, either directly or indirectly, to oppose, impede, obstruct, hinder, enjoin or otherwise interfere with the exercise by Lender of any of Lender's rights and remedies against or with respect to the Projects, or any other rights or remedies of Lender with respect to the Loans, the Loan Documents, or this Agreement.

                        Authority; Binding Nature. Borrower and its general partners have full power and authority to enter into this Agreement and have taken all actions legally required to execute this Agreement. This Agreement constitutes the valid and legally binding obligations of Borrower and its general partners, enforceable in accordance with its terms.

                        Title. That Borrower owns fee title to the Projects, free and clear of all liens except the Deeds of Trust and the Second Deeds of Trust; the tenants of the Projects are current in their rent obligations; and Borrower has not assigned or otherwise transferred any interest in the rents from the Projects to any party other than Lender.

            Bankruptcy. Borrower hereby covenants and agrees that, in the event the Projects or any portion thereof or interest therein becomes the property of any bankruptcy estate or the subject of any local, state, federal or other bankruptcy, dissolution, liquidation or insolvency proceeding, then Lender shall immediately become entitled, in addition to other relief to which Lender may be entitled under this Agreement, the Loan Documents, and at law and in equity, and without further notice or action of any kind, to obtain (A) an order from the bankruptcy court granting immediate relief from the automatic stay pursuant to
Section 362 of the Bankruptcy Code so as to permit Lender to foreclose upon the Projects and to exercise all other rights and remedies of Lender hereunder, under the Loan Documents, and at law and in equity, and (B) an order from the bankruptcy court prohibiting Borrower's use of all "cash collateral" (as such term is defined in Section 363 of the Bankruptcy Code). In connection with such order for relief, the Borrower shall not contend or allege (1) that the fair and true market value of the Projects as of the date of this Agreement is more than the indebtedness outstanding under the Loans and evidenced and secured by the Loan Documents as of said date, or (2) that there is a reasonable likelihood of an effective reorganization.

            Waivers by Borrower; Nature of Agreement. The Loan Documents are hereby confirmed by the Borrower as being in full force and effect. Borrower hereby acknowledges that it is liable under the Loan Documents in accordance with their terms and conditions. As of the date of this Agreement, Borrower does not have, nor is Borrower aware of, any defenses or offsets to its obligations under the Loan Documents, and Lender has performed all of its obligations to Borrower under the Loan Documents to the date of execution of this Agreement. The Borrower, as a material inducement to cause Lender to enter into this Agreement, hereby waives any and all defenses it may now have relating to the Loans or under the Loan Documents, past, present or future, known or unknown, liquidated or unliquidated. The foregoing waivers shall survive any termination of this Agreement.

            Successors; Waivers. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender, their respective successors, assigns and heirs, except that Borrower may not assign its rights or obligations hereunder. No consent or waiver under this Agreement shall be effective unless in writing and shall not be deemed a waiver of any future breach or default.

            Oral Agreements. Borrower hereby acknowledges receipt of the following notice:

      ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

            Entire Agreement. This Agreement shall be construed by and governed in accordance with the laws of the State of Washington. This Agreement and the other agreements and documents referred to herein and exhibits hereto constitute the entire understanding of the parties with respect to the subject matter hereof, replace all prior or contemporaneous oral agreements and understandings, and may only be amended by a writing signed by all of the parties hereto. Except as modified herein, the Loan Documents shall remain in full force and effect in accordance with their terms. To the extent of any inconsistency between the Loan Documents and the provisions of this Agreement, the provisions of this Agreement shall be controlling.

            Remedies Cumulative. All rights, powers and remedies herein given to Lender are cumulative and not alternative and are in addition to all statutes or rules of law.

            No Agency Relationship. The execution of this Agreement and the exercise of any rights hereunder is not intended, and shall not be construed, to be a partnership or joint venture between the Lender and any of the parties hereto. Lender is not the agent or representative of Borrower.

            Notices. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and delivered personally, sent by United States certified mail, return receipt requested or sent by a commercially recognizable overnight courier such as Federal Express, as follows:

      To Borrower at:   Spinnaker Bay Associates
                               c/o Pacific Union Investment Corporation
                               3640 Buchanan Street
                               San Francisco, California 94123
                               Attention: Mr. Philip Johnson

      And to:           PaineWebber Properties Incorporated
                               Asset Management/Portfolio
                               265 Franklin Street, 16th Floor
                               Boston, MA 02110
                               Attention: Mr. Steve Nason

      With a copy to:   Hollander & Irion
                               Thirteenth Floor
                               Steuart Street Tower
                               One Market Plaza
                               San Francisco, CA 94105
                               Attention: James R. Hollander

      To Lender at:     Massachusetts Mutual Life Insurance Company
                               11812 San Vicente Boulevard
                               Los Angeles, California 90049
                               Attn:  Lydia L. Shen
                               Re: Loan Nos. 14186 & 14187

      With a copy to:   Jameson Babbitt Stites & Lombard, P.L.L.C.
                               999 Third Avenue, Suite 1900
                               Seattle, Washington 98104
                               Attention:  Brad Brigham

The addresses may be changed from time to time by any party by serving notice as heretofore provided. Delivery of notices, demands or documents shall be deemed complete on the date of actual delivery or at the end of the second day after the date of mailing or depositing with the overnight courier, as applicable, whichever is earlier.

            Headings of Sections. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference and shall in no way define, limit or describe the scope or intent of any provision of this Agreement.

            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. The parties may initially provide proof of execution of this Agreement by facsimile; provided, however, that the originals of said parties execution of this Agreement shall be provided to the other party within two (2) business days of execution hereof.

            Severability. If for any reason any provision of this Agreement shall be unenforceable, the operation or validity of any other provision of this Agreement shall not be limited or impaired, except to the extent the provision found unenforceable would materially change the effect of the remaining terms and conditions hereof.

            Attorneys' Fees. In the event either party should bring an action to enforce any term or condition of this Agreement, the prevailing party shall be entitled to recover any and all reasonable costs, expenses and attorneys' fees incurred by the prevailing party, whether or not suit is instituted, including, without limitation, costs and fees on appeal.

            Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

LENDER:                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                          COMPANY, a Massachusetts corporation

                          By:  ____Lydia L. Shen__________________________
                               Its:  ________Managing Director_________________


BORROWER:                 SPINNAKER BAY ASSOCIATES, a California
                               general partnership

                          By:  Pacific Union Investment
                               Corporation, a California
                               corporation, its general partner

                          By:   __Thomas R. Owens____________________________
                                Its: ____________Secretary___________



                          By:   PaineWebber Income Properties
                                Eight Limited Partnership, a
                                Delaware limited partnership, its
                                general partner

                                By:   Eighth Income Properties, Inc.,
                                      a Delaware corporation, its
                                      general partner

                                      By: ________Steven C. Nason_______________
                                          Its:_____Vice-President_______________

STATE OF ____California_________          )
                              ) ss.
COUNTY OF ___Los Angeles_     )

            I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

            On this _23rd____ day of __September___________, 1996, before me personally appeared ___Lydia L. Shen________________, to me known to be the ____Managing Director___________________ of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that she/he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

            WITNESS my hand and official seal hereto affixed the day and year first above written.


                  __________Jo Ann Knight_____________________
                  Notary Public in and for the State of
                  California, residing at _11762 SanVicente Bl. L.A., C.A.______ My commission expires:___4-2-2000_________
                  ___Jo Ann Knight________________________________
                                    [Type or Print Notary Name]

STATE OF California ______________  )
                              ) ss.
COUNTY OF __San Francisco_______ )

            I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

            On this _20th___ day of September_ 1996, before me personally appeared _Thomas R. Owens_, to me known to be the _Secretary_ of Pacific Union Investment Corporation, a California corporation, to me known to be a general partner of SPINNAKER BAY ASSOCIATES, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

            WITNESS my hand and official seal hereto affixed the day and year first above written.


                                    __A. Nichole Scanlon__
                                    Notary Public in and for the State of
                                    __California_____________,
                                    residing at _________
                                    My commission expires:_____________
                                    ___________July2,1999______________________
                                    [Print or type name of Notary]

STATE OF  Massachusetts_      )
                              ) ss.
COUNTY OF _Suffolk___ )

            I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

            On this _20th day of ___September__, 1996, before me personally appeared __Steven C. Nason__, to me known to be the __Vice-President of Eighth Income Properties, Inc., a Delaware corporation, to me known to be the general partner of PaineWebber Income Properties Eight Limited Partnership, a Delaware limited partnership, to me known to be a general partner of SPINNAKER BAY ASSOCIATES, the partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

            WITNESS my hand and official seal hereto affixed the day and year first above written.


                                    _Cynthia L. Proctor_____
                                    Notary Public in and for the State of
                                    __Massachusetts_______,
                                    residing at _265 Franklin Street______
                                    My commission expires:_____________
                                    ___3-11-99__________
                                    [Print or type name of Notary]

                          SELLER'S SETTLEMENT STATEMENT

ESCROW NUMBER:  00633 - 464710C -001      ORDER NUMBER:  00633-464710C

CLOSING DATE:  3/14/97        CLOSER:  SCOTT SMOUSE - 206-628-5693

BUYER:      SEATTLE BAY CLUB - 88, LLC
            SPINNAKER LANDING -66, LLC

SELLER      SPINNAKER BAY ASSOCIATES

PROPERTY:   BAY CLUB & SPINNAKER LANDING APARTMENTS, DES MOINES,
            WASHINGTON

                                             CHARGE SELLER     CHARGE SELLER

Sale Price                                   $                 $5,500,000.00

Prorations and Adjustments
  R.E. Taxes: Bay Club from 1/1/97 to 3/14/97      9,165.31
   Total amount  $46,463.04 for 365 days
R.E. Taxes: Spinnaker Bay from 1/1/97 to 3/14/97   6,239.16
   Total amount $31,629.06 for 365 days
RENTS & PARKING: Bay as of 3/12 from 3/14/97
      to 4/1                                      23,835.30
   Total amount  $41,049.69 for 31 days
RENTS & PARKING:  Spinnaker Bay as of 3/12
     from 3/14/97 to 04/                          18,931.34
   Total amount $32,603.97 for 31 days
   Security deposits:  Bay Club as of 3/12         4,050.00
   Security deposits:  Spinnaker as of 3/12        2,550.00
   Prepaid for future rent:  Bay Club              3,131.03
   Prepaid for future rent:  Spinnaker               420.00

R.E. Excise Tax:  $3,142,832 @1.78% (Bay)         55,942.41
R.E. Excise Tax:  $2,357,168 @1.78% (Spinn)       41,957.59
Commission:  Cain and Scott, Inc.                110,000.00
Commission: Pacific Realty Partners, LLC          55,000.00
Owner's Policy, Standard Portion:  Bay             5,278.00
Sales Tax on Owner Standard Policy:  Bay             432.00
Owner's Policy, Standard Prtn:  Spinnaker          4,211.00
Sales Tax:  Owner Standard Pol.: Spinnaker           345.30
Escrow Fee: (1/2 escrow fee @$5,500,000            1,250.00
Sales Tax on 1/2 escrow fee @$5,000.00               102.50
Messenger/Overnight Delivery Charge (1/2)             45.00
Sales Tax on Messenger/Overnight Charge                3.69
Hollander & Irion:  Seller's Legal Fees           10,000.00
PaineWebber Income Properties Eight LP           100,000.00
Reconveyance and Release Fees                        102.90
Net proceeds of sale to Mass Mutual            5,047,006.67
                                               -------------  -------------
   Totals                                     $5,500,000.00   $5,500,000.00

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of this 10th day of December, 1996, by and between SPINNAKER BAY ASSOCIATES, a California general partnership ("Seller"), and RANDALL REALTY CORP., an Oregon corporation ("Buyer").

                                    RECITALS

     A. Seller is the owner of certain real property located in the City of Des Moines, County of King, State of Washington, consisting of two apartment projects which are commonly known as (i) Spinnaker Landing Apartments ("Spinnaker Landing Apartments"), which is located at 21620 14ht Avenue South, Des Moines, Washington, on real property described in Exhibit A-1 attached hereto and incorporated herein and (ii) Bay Club Apartments ("Bay Club Apartments"), which is located at 2701 S. 224ht Street, Des Moines, Washington, on real property described in Exhibit A-2 attached hereto and incorporated herein (collectively with all buildings and improvements located thereon, the "Real Property").

     B. Buyer desires to purchase the Property (as defined below), and Seller desires to sell the Property on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.    Definitions.

      As used in this Agreement the following terms shall have the meanings set forth below:

      "Agreement" is defined in the preamble of this Agreement.

      "Approved Exceptions" is defined in Section 9(b) of this Agreement.

      "Bay Club Apartments" is defined in Recital A of this Agreement.

      "Buyer" is defined in the preamble of this Agreement.

      "Close of Escrow" is defined in Section 16(d) of this Agreement.

      "Closing Date" is defined in Section 16(d) of this Agreement.

      "Deed" is defined in Section 16(b)(i) of this Agreement.

      "Disapproved Exception" is defined in Section 9(c) of this Agreement.

      "Due Diligence Period" is defined in Section 5 of this Agreement.

      "Earnest Money Deposit" is defined in Section 3(a) of this Agreement.

      "Escrow" is defined in Section 4 of this Agreement.

      "Escrow Agent" is defined in Section 4 of this Agreement.

      "Exception" and "Exceptions" are defined in Section 9(b) of this Agreement.

      "Financing Contingency Period" is defined in Section 8 of this Agreement.

      "Exchange Property" is defined in Section 33 of this Agreement.

      "FIRPTA Affidavit" is defined in Section 16(b)(ii) of this Agreement.

      "Hazardous Materials" means oil and other petroleum products, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any past, present or future state or federal law, ordinance or regulation.

      "Minimal Destruction" is defined in Section 19(a) of this Agreement.

      "Notice of Satisfaction of Due Diligence" is a notice in the form of Exhibit B attached hereto.

      "Notice of Satisfaction of Financing Contingency" is a notice in the form of Exhibit C attached hereto.

      "Operating Statements" is defined in Section 5(b)(ii) of this Agreement.

      "Personal Property" shall mean all furniture, fixtures and equipment owned by Seller which is located on the Real Property and is used in connection with the operation and maintenance of the Real Property.

      "Preliminary Title Reports" is defined in Section 9(a) of this Agreement.

      "Prevailing Party" is defined in Section 22 of this Agreement.

      "Property" shall mean collectively the Real Property; all of Seller's right, title and interest in all other intangible rights, titles, interests, privileges and appurtenances of Seller related to or used in connection with the operation and ownership of the Real Property; and the Personal Property.

      "Purchase Price" is defined in Section 3 of this Agreement.

      "Real Property" is defined in Recital A of this Agreement.

      "Rent Roll" is defined in Section of 5(b)(i) of this Agreement.

      "Seller" is defined in the preamble of this Agreement.

      "Seller's Current Actual Knowledge" shall mean matters of which Seller's Representative is actually aware without undertaking any investigation or inquiry whatsoever.

      "Seller's Representative" shall mean Thomas R. Owens, Secretary of Pacific Union Investment Corporation, a general partner of Seller.

      "Significant Destruction" is defined in Section 19(b) of this Agreement.

      "Spinnaker Landing Apartments" is defined in Recital A of this Agreement.

      "Surveys" is defined in Section 9(a) of this Agreement.

      "Title Policy" is defined in Section 9(d) of this Agreement.

      2.    Purchase and Sale.      Seller agrees to sell and Buyer agrees to
purchase the Property, subject to the terms and conditions in this Agreement.

      3.    Purchase Price.   The purchase price for the Property shall be
Five Million Five Hundred Thousand Dollars ($5,500,000.00) ("Purchase Price"). The Purchase Price shall be payable as follows:

      (a) Buyer shall deposit the sum of One Hundred Thousand Dollars ($100,000.00) (the "Earnest Money Deposit") in cash or by cashier's check into Escrow in an interest-bearing account at Escrow Agent within of its executions of this Agreement. If Buyer fails to deposit the Earnest Money Deposit into Escrow, this Agreement shall terminate, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below). The Earnest Money Deposit together with any interest earned thereon shall be applied to the Purchase Price at Close of Escrow.

      (b) At or prior to the Close of Escrow (as defined below), Buyer shall deposit the additional sum of Five Million Four Hundred Thousand Dollars ($5,400,000.00) less the amount of interest earned on the Earnest Money Deposit in cash into Escrow at the Escrow Agent.

      4. Escrow. Concurrently with the execution of this Agreement by both parties Buyer and Seller shall establish an escrow (the "Escrow") at Chicago Title Insurance Company ("Escrow Agent"), subject to the provisions of the standard conditions for acceptance of Escrow and the terms and conditions in this Agreement.

      5. Due Diligence Review. During the period (the "Due Diligence Period") commencing on the date of this Agreement and ending on the thirtieth (30th) day following the date of this Agreement (or such later date as to which the last day of the Due Diligence Period may be extended pursuant to Section 9(a) below), Buyer, at its sole cost and expense, shall have the right to conduct an investigation and review of the Property in order to satisfy itself as to the physical condition of the Real Property (including, without limitation, the physical condition of the Real Property as it relates to Hazardous Materials).

      (a) Buyer agrees to conduct its investigation and review of the Property in accordance with the following procedures:

      (i) No test or investigation involving physical disturbance of any portion of the Real Property shall be conducted without Seller's prior written approval of the specific test or investigation.

      (ii) Buyer shall exercise due care in inspecting and testing the Real Property and shall perform all such inspection and testing in a professional manner so as to minimize damage or disruption of the Real Property.

      (iii) Buyer agrees to promptly pay all costs associated with its review and investigation and not to permit any lien or encumbrance to be asserted against the Real Property in connection with such review and investigation.

      (iv) Buyer shall, at its expense, repair any damage to the Real Property caused by the performance of its review and investigation.

      (b) Not more than ten (10) days after the date of full execution of this Agreement, Seller shall deliver to Buyer the following items relating to the
Property:

      (i) Rent Roll. A separate rent roll (collectively, the "Rent Roll") for each apartment project showing the name of each tenant of the Property, the rental due under each such tenant's lease, the expiration date of each lease or rental agreement, the size of each unit, and all advance rentals and security deposits, if any, held by Seller or the management company for the Property with respect to each such tenant's lease or rental agreement;

      (ii) Operating Statements. Statements (the "Operating Statements") prepared by management company for the Property showing operating income and expenses for the Property for fiscal years 1995 and 1996. Seller's fiscal year runs from October 1st through September 30th;

      (iii) Personal Property Inventory. An inventory of the Personal Property for each apartment project; and

      (iv) Inspection Reports. Copies of any and all building inspection reports, environmental assessments, plans and specifications, permits, consents and approvals relating to the Property which are currently in Seller's possession or the possession of the management company for the Property.

      (c) Seller shall make available to Buyer for copying at Buyer's expense all files in the possession of Seller's attorneys regarding certain litigation (King County Cause No. 89-2-17027-2) relating to construction defects which existed on the Property; and copies of all plans, specifications, reports, permits, consents or approvals which are in the possession of Seller regarding the work performed by Seller in order to remedy such construction defects. Buyer is invited to conduct such further investigation regarding such litigation and remedial work as Buyer deems appropriate.

      6.    Satisfaction of Due Diligence/Termination.

      (a) Satisfaction of Due Diligence. In the event that Buyer elects to purchase the Property, at any time during the Due Diligence Period Buyer shall deliver to Seller an executed and dated Notice of Satisfaction of Due Diligence in the form of Exhibit B, in which event the Earnest Money Deposit shall become non-refundable, subject to Buyer's right to terminate this Agreement pursuant to
Section 8 below if Buyer is unable to obtain a commitment or commitments for financing prior to the end of the Financing Contingency Period.

      (b) Termination. Buyer shall have the right to terminate this Agreement for any reason during the Due Diligence Period, in Buyer's sole and absolute discretion, by delivery to Seller at any time during the Due Diligence Period of written notice to such effect, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

      If prior to the end of the Due Diligence Period Buyer fails to deliver to Seller either the Notice of Satisfaction of Due Diligence or written notice terminating this Agreement, this Agreement shall be deemed to have been terminated, the Earnest Money Deposit shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

      7.  Acknowledgment.  Buyer  acknowledges  that  Buyer  is  purchasing  the
Property "as is" and "where is" and solely in reliance on Buyer's own investigation, and, that except as set forth in Section 11 below, no representations or warranties of any nature whatsoever, express or implied, have been made by Seller or its partners or any of their respective officers, agents or employees with respect to any matter, fact or issue concerning the Property or this transaction.

      Buyer further acknowledges that Buyer is a sophisticated investor, knowledgeable and experienced in the financial and business risks attendant to investments in real property, is capable of evaluating the merits and risks of an investment in the Property and has evaluated the merits and risks of making an investment in the Property.

      8. Financing Contingency. Promptly following execution of this Agreement by both parties Buyer shall (a) provide Seller with evidence reasonably acceptable to Seller that Buyer has available funds in an amount not less than $1,375,000 to pay that portion of the Purchase Price which will not be financed by the loan referred to below; and (b) make application for a loan on the following terms:

            Loan Amount:            $4,125,000
            Amortized Over:         Not less than 25 years
            Interest Rate:          Market rate at time of loan commitment

      Buyer shall pay all costs, fees and expenses necessary to obtain such financing and make a good faith effort to procure such financing.

      If during the period (the "Financing Contingency Period") commencing on the date of this Agreement and ending on the sixtieth (60th) day following the date of this Agreement, Buyer obtains a commitment or commitments for financing on the terms set forth above or elects to waive the financing contingency set forth in this Section 8, Buyer shall deliver to Seller an executed and dated Notice of Satisfaction of Financing Contingency in the form of Exhibit C, in which event the Earnest Money Deposit shall become non-refundable.

      If, notwithstanding a good faith effort, prior to the end of the Financing Contingency Period Buyer is unable to obtain a commitment or commitments for financing on the terms set forth above and elects not to waive the financing contingency Buyer shall deliver to Seller a written notice to such effect, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

      If prior to the end of the Financing Contingency Period Buyer fails to deliver to Seller either the Notice of Satisfaction of Financing Contingency or written notice terminating this Agreement, this Agreement shall be deemed to have been terminated, the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below).

      9.    Title.

      (a) Immediately following execution of this Agreement by both parties, Buyer shall cause Escrow Agent to provide Buyer with preliminary title reports for extended coverage title insurance (the "Preliminary Title Reports"), together with copies of all documents relating to title exceptions referred to in the Preliminary Title Reports. Seller shall furnish Buyer with copies of the ALTA surveys of the Real Property which Seller obtained when it acquired the Property not later than ten (10) days following the date of this Agreement. Buyer may elect, at Buyer's expense, to obtain new ALTA surveys (or updated revisions of the existing ALTA surveys) of the Real Property (the "Surveys") which meet all the Escrow Agent's requirements for extended coverage title insurance.

      (b) Buyer shall approve or disapprove the Surveys and each exception shown in the Preliminary Title Report and each encroachment, overlap and any other matter that affects title to the Real Property (each an "Exception" and collectively, the "Exceptions") prior to the last day of the Due Diligence Period. Buyer's failure to approve the Surveys or any Exception prior to the last day of the Due Diligence Period shall be deemed to be an approval of the Surveys or such Exception. The Exceptions approved by Buyer hereunder shall be referred to as the "Approved Exceptions."

      (c) If any Exception is disapproved (each, a "Disapproved Exception"), Seller shall notify Buyer in writing within five (5) days of receipt of Buyer's notice of Disapproved Exceptions which Disapproved Exceptions Seller will attempt (but without any commitment to expend funds) to discharge, satisfy, release or terminate. If Seller does not agree to attempt to discharge, satisfy, release or terminate all Disapproved Exceptions, Buyer may elect to (i) terminate this Agreement by written notice to Seller within five (5) days after receipt of Seller's notice that it will not attempt to discharge, satisfy, release or discharge all Disapproved Exceptions, in which event the Earnest Money Deposit and any interest earned thereon shall be returned to Buyer, and neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 below) or to (ii) waive the Disapproved Exception(s) that Seller will not attempt to discharge, satisfy, release or remove. Seller shall have the unilateral right by notice in writing given to Buyer to extend the Closing Date for a period of up to thirty (30) days in order to cause the discharge, satisfaction, release or termination of a Disapproved Exception. The period of such extension shall run concurrently with the period of any other extension provided for in this Agreement. If Seller is unable to obtain a discharge, satisfaction, release or termination of any Disapproved Exception within the period(s) specified above, then this Agreement shall automatically terminate ten (10) business days (i) after expiration of the initial period or additional 30-day period, as applicable, for curing the Disapproved Exception or (ii) after Seller advises Buyer in writing that Seller is unable to cause such discharge, satisfaction, release or termination, whichever occurs first, unless within such 10-business day period Buyer waives in writing such Disapproved Exception, in which event such Disapproved Exception shall be deemed an Approved Exception under this Agreement. If this Agreement terminates pursuant to the foregoing sentence, then Seller shall pay all charges of the Escrow Agent in connection with this transaction, and the parties shall be relieved of all further obligations and liabilities to each other under this Agreement except as otherwise provided herein, and all funds and documents deposited with Escrow Agent shall be promptly refunded or returned by Escrow Agent to the depositing party. Anything above to the contrary notwithstanding, it is understood and agreed that Buyer's indemnity obligations under Section 10 below and the mutual indemnities under Section 20 below, shall not terminate upon termination of this Agreement pursuant to this or any other provision hereof.

      (d) At Close of Escrow Seller shall cause Escrow Agent to issue an Extended Coverage ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price to Buyer, showing title vested in Buyer subject only to a lien for real property taxes and assessments not then delinquent and the Approved Exceptions. Seller shall pay the cost of the premium for an ALTA owner's policy of title insurance. Buyer shall pay the additional premium(s) for an extended coverage ALTA owner's policy of title insurance and for any title insurance policy (including the cost of any endorsements required by the lender) issued to the lender providing financing to Buyer to purchase the Property.

      10. Access. Access to the Real Property during the period commencing on the date of this Agreement and ending on the Closing Date shall be given to Buyer, its agents, employees and contractors during normal business hours upon at least three (3) business day's notice to Seller. Buyer shall indemnify and defend Seller against and hold Seller harmless from all losses, costs, damages, liabilities and expenses, including, without limitation, reasonable attorneys fees, arising out of Buyer's entry onto the Real Property or any activity thereon by Buyer or its agents, employees or contractors prior to the Close of Escrow except to the extent any such losses, costs, damages, liabilities, and expenses arise directly out of the negligence or willful acts of Seller. The provisions of this section shall survive the Close of Escrow.

      11.   Representations and Warranties of Seller.

      Seller hereby represents and warrants to Buyer that as of the date of this Agreement and as of the Close of Escrow:

      (a) Notices re Violations. To Seller's Current Actual Knowledge, Seller has received no written notice, warning or notice of violation from any governmental agency alleging that conditions on the Real Property are or have been in violation of any laws, regulation or ordinances relating to the Real Property.

      (b) Power. Seller has the power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transaction contemplated hereby, and each person signing this Agreement on behalf of Seller has the authority to do so.

      (c) Requisite Action. All requisite corporate and partnership action has been taken by Seller in connection with the entering into this Agreement and the instruments referenced herein and the consummation of the transaction contemplated hereby.

      (d) Leases. The Rent Roll is complete and accurate in all material respects. Seller agrees to supplement the Rent Roll in the event that any lease shown thereon is modified or any further lease is entered into after the date hereof. Except for the leases, rental agreements and tenancies shown on the Rent Roll, there are no other leases, rental agreements, tenancies or licenses affecting the occupancy of the Property.

      (e) No Breach. The execution, delivery and performance of this Agreement by Seller (i) does not and will not breach any statute or regulation of any governmental authority, including, but not limited to, applicable laws and regulations, (ii) does not and will not conflict with or result in a breach of or default under (A) any judicial or administrative order or decree, or (B) the organizational documents of Seller, and (iii) does not and will not conflict with or result in a breach of any condition or provision of, or constitute a default under, or result in the acceleration of, or creation or imposition of any lien, charge or encumbrance upon the Property, by reason of the terms of any contract, mortgage, lien, agreement, indenture, instrument, decree or judgment to which Seller is a party or which is or purports to be binding upon Seller or which affects or purports to affect the Property.


      (f) Eminent Domain. There is no existing or, to Seller's Current Actual Knowledge, threatened eminent domain or similar proceeding against the Property.

      (g) Non-Foreign Person. Seller is not a foreign person or entity as defined under FIRPTA.

      Any claim with respect to the foregoing representations and warranties must be made by Buyer in writing and delivered to Seller no later than six (6) months after the Closing Date. If no claim is made in writing by Buyer within the six (6) month period after the Closing Date, Seller shall have no further liability with respect to the foregoing representations and warranties.

      12.   Representations and Warranties of Buyer.

      Buyer hereby represents and warrants to Seller that as of the date of this Agreement and as of the date of the Close of Escrow:

      (a) Power. Buyer has the power, right and authority to enter into this Agreement and the instruments referenced herein and to consummate the transaction contemplated hereby, and each person signing this Agreement on behalf of Buyer has the authority to do so.

      (b) Requisite Action. All requisite corporate and partnership action has been taken by Buyer in connection with the entering into this Agreement and the instruments referenced herein and the consummation of the transaction contemplated hereby.

      (c) No Breach. The execution, delivery and performance of this Agreement by Buyer (i) does not and will not breach any statute or regulation of any governmental authority, including, but not limited to, applicable laws and regulations, (ii) does not and will not conflict with or result in a breach of or default under (A) any judicial or administrative order or decree, or (B) the organizational documents of Buyer, and (iii) does not and will not conflict with or result in a breach of any condition or provision of, or constitute a default under, or result in the acceleration of, by reason of the terms of any contract, mortgage, lien, agreement, indenture, instrument, decree or judgment to which Buyer is a party or which is or purports to be binding upon Buyer.

      Any claim with respect to the foregoing representations and warranties must be made by Seller in a writing delivered to Buyer no later than six (6) months after the Closing Date. If no claim is made in writing by Seller within the six (6) month period after the Closing Date, Buyer shall have no further liability with respect to the foregoing representations and warranties.

      13.   Seller's Covenants.

      From and after the date of this Agreement and continuing through the Close of Escrow, Seller agrees as follows:

      (a) Operation of the of the Property. Seller shall cause the Property to be maintained in its present order and condition, reasonable wear and tear excepted. Without limiting the foregoing, no fixtures, equipment or other tangible personal property shall be removed from the Property unless prior to the Closing Date the same is replaced with similar items of at least equal quality.

      (b)  Liens.  Seller  shall  keep the  Property  free and  clear of  liens,
including,   without  limitation  mechanic's  liens,  in  connection  with  work performed and materials provided prior to the Closing Date.

      (c) Leases. Seller may in the ordinary course of business enter into leases, lease amendments and lease terminations. Seller shall not materially modify the lease form currently utilized by Seller after Buyer's delivery of the Notice of Satisfaction of Due Diligence without Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed.

      (d) New Contracts. Without Buyer's prior written consent Seller shall not enter into any new contracts or agreements relating to the Property except such contracts or agreements as may be terminated at or by the Closing Date without cost or expense to Buyer.

      14.   Conditions to Seller's Obligation to Close.

      The  obligation  of  Seller  to  close   hereunder  shall  be  subject  to
satisfaction of the following conditions (all or any of which may be waived by Seller in writing):

      (a) Representations and Warranties True at Close of Escrow. The representations and warranties made by Buyer in this Agreement shall be true in all material respects as of the Close of Escrow with the same force and effect as though such representations and warranties had been made or given as of the Closing Date.

      (b) Compliance With Agreement. Buyer shall have performed and complied in all material respects with all its obligations under this Agreement which are to be performed or complied with by Buyer prior to or at Close of Escrow.

      15.   Conditions to Buyer's Obligation to Close.

      The  obligation  of  Buyer  to  close   hereunder   shall  be  subject  to
satisfaction of the following conditions (all or any of which may be waived by Buyer in writing):

      (a) Representations and Warranties True at Close of Escrow. The representations and warranties made by Seller in this Agreement shall be true in all material respects as of the Close of Escrow with the same force and effect as though such representations and warranties had been made or given as of the Closing Date.

      (b) Compliance With Agreement. Seller shall have performed and complied in all material respects with all its obligations under this Agreement which are to be performed or complied with by Seller prior to or at Close of Escrow.

      16.   Close of Escrow.

      (a) Buyer's Title Policy. Simultaneously with the Close of Escrow, Escrow Agent shall issue the Title Policy in the name of Buyer in the amount of the Purchase Price.

      (b) Seller's Deposits Into Escrow. Seller shall deliver to Escrow Agent on or prior to the Close of Escrow the following documents for each of the apartment projects:

            (i) A Statutory Warranty Deed executed and acknowledged by Seller conveying to Buyer fee simple title to the Real Property ("Deed");

            (ii) Seller's  affidavit of  nonforeign  status as  contemplated  by
Section 1445 of the Internal Revenue Code of 1986, as amended ("FIRPTA Affidavit");

            (iii) An Assignment of Leases in form reasonably acceptable to Seller and Buyer;

            (iv) A Special Warranty Bill of Sale in form reasonably acceptable to Seller and Buyer; and

            (v) A General Assignment in form reasonably acceptable to Seller and Buyer assigning all of Seller's right, title and interest in any which are not subject to termination at or prior to Close of Escrow or which Buyer does not require to be terminated, the names of the two apartment projects, any warranties or guaranties and all other intangible rights owned by Seller and relating exclusively to the Property.

      (c) Buyer's Deposits into Escrow. Buyer shall deposit into Escrow, prior to the Close of Escrow, the sum of Five Million Four Hundred Thousand Dollars ($5,400,000) less the amount of any interest earned on the Earnest Money Deposit in cash or immediately available funds.

      (d) Closing Date. The conveyance of the Real Property to Buyer and the closing of this transaction (the "Close of Escrow") shall take place on such date ("Closing Date") not later than ninety (90) days following the date of this Agreement as the parties shall mutually agree upon in writing.

      (e) Costs and Prorations. Escrow Agent shall make prorations and shall charge costs at the Close of Escrow as follows:

            (i) Seller shall pay

                  (A) any transfer taxes due upon transfer of the Real
Property;

                  (B) any state or county excise taxes due upon transfer of the Real Property;

                  (C) the amount of the premiums charged for an ALTA Owner's Policy of Title Insurance without extended coverage;

                  (D) one-half (1/2) of the escrow fee charged by Escrow Agent; and

                  (E) recording fees.

            (ii) Buyer shall pay

                  (A) one-half (1/2) of the escrow fee charged by Escrow Agent;

                  (B) an amount equal to the difference between (i) the premium for an ALTA Owner's Policy of Title Insurance without extended coverage and (ii) the premium for the Title Policy plus the premium for the ALTA lender's policy of title insurance issued to the lender (if any) providing financing for Buyer to purchase the Property; and

                  (C) any sales tax due in connection with the sale of the Personal Property.

            (iii) Prorations. Real property taxes and assessments shall be prorated at the Close of Escrow based on the most current real property tax bill available, including any supplemental property taxes that may be assessed after the Close of Escrow but that relate to a period prior to the Close of Escrow, regardless of when notice of those taxes is received or who receives the notice. Rents and other income and expenses shall be prorated at the Close of Escrow. Seller shall receive a credit for its prorated share of all accrued, but unpaid rent, and all rent paid after the Close of Escrow shall be the property of Buyer. All refundable security deposits shall be transferred from Seller to Buyer. All utilities shall be prorated outside of Escrow.

      17. Possession. Possession of the Property shall be delivered to Buyer at the Close of Escrow.

      18.   LIQUIDATED DAMAGES.

      IF THE CLOSE OF ESCROW DOES NOT TIMELY OCCUR DUE TO THE DEFAULT OF BUYER, OR IF BUYER IS OTHERWISE IN DEFAULT HEREUNDER, (a) BUYER SHALL HAVE NO FURTHER RIGHT TO CLOSE THE ESCROW AND (b) SELLER SHALL RETAIN THE EARNEST MONEY DEPOSIT AND ALL INTEREST EARNED THEREON AS LIQUIDATED DAMAGES AS ITS SOLE REMEDY IN LIEU OF ANY OTHER RIGHT TO DAMAGES OR RIGHT TO SPECIFIC PERFORMANCE OF THIS AGREEMENT AND SELLER WAIVES ANY FURTHER RIGHT TO CLAIM DAMAGES FROM BUYER OR SEEK OTHER LEGAL OR EQUITABLE REMEDIES AS A RESULT OF FAILURE BY BUYER TO COMPLETE THE PURCHASE; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS SECTION SHALL TERMINATE, VITIATE OR OTHERWISE ABROGATE THE INDEMNIFICATION PROVISIONS CONTAINED IN THIS AGREEMENT. BUYER AND SELLER AGREE THAT, BASED UPON THE CIRCUMSTANCES NOW EXISTING, THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES.

      PLEASE INITIAL:              SN                 TO
                                 Seller             Buyer
      19.   Risk of Loss.

      (a) Minimal Destruction. Buyer shall not be relieved of the obligation to complete the purchase by reason of any destruction ("Minimal Destruction") of the Property prior to Close of Escrow which will entail restoration or repair costs not exceeding Two Hundred Thousand Dollars ($200,000) in the aggregate, as estimated by a reputable contractor. If any Minimal Destruction occurs prior to Close of Escrow, Seller shall have no obligation to repair any damage due to Minimal Destruction, and there shall be deducted from the Purchase Price such amount reasonably estimated by a reputable contractor as being necessary to repair such damage, and Seller shall retain any rights which it may have to collect casualty insurance proceeds with respect to such Minimal Destruction.

      (b) Significant Destruction. If any destruction ("Significant Destruction") of the Property occurs prior to Close of Escrow which will entail restoration or repair costs exceeding Two Hundred Thousand Dollars ($200,000), as estimated by a reputable contractor, Seller or Buyer may elect to terminate this Agreement by written notice to the other party given twenty (20) days after the date of the occurrence causing such Significant Destruction If this Agreement is so terminated by either party, neither party shall have any further rights or obligations hereunder (other than Buyer's indemnity obligations under Section 10 above), and any funds (including the Earnest Money Deposit and all interest earned thereon), instruments or documents shall be returned to the party which has deposited them into Escrow.

      If neither party elects to terminate this Agreement, as aforesaid, Seller shall promptly commence the repair and restoration with due diligence to Buyer's reasonable satisfaction. In such event, the Closing Date shall automatically be extended until the full lien-free completion (excluding punchlist items) of such repairs and restoration.

      20. Brokers. Seller shall pay a commission of One Hundred Sixty Five Thousand Dollars ($165,000.00) at Close of Escrow, sixty-six and two-thirds percent (66 2/3%) ($110,000.00) of which shall be payable to Cain and Scott, Inc., and thirty-three and one-third percent (33 1/3%) ($55,000.00) of which shall be payable to New England Mortgage Company. Except as provided in the preceding sentence, each party to this Agreement represents and warrants to the other that the warranting party has incurred and will incur no obligation, by reason of this Agreement or the transaction contemplated hereby, for any real estate brokerage commission or finder's fee for which the other party would be liable. Each party shall, and hereby agrees to, defend, indemnify and hold the other party harmless from and against any and all claims, liabilities, damages and costs, without limitation, reasonable attorneys fees and costs, arising out of a breach of that party's representations and warranties set forth in this Section. The provisions of this section shall survive the Close of Escrow.

      21. Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Notwithstanding the foregoing, Buyer may not transfer, assign or encumber its rights under this Agreement without Seller's prior written approval except pursuant to an absolute, irrevocable, unconditional assignment or transfer (but not encumbrance) of all of Buyer's rights under this Agreement to an affiliated entity. An "affiliated entity" for purposes of the foregoing shall mean either
(a) a partnership in which Buyer is a general partner or (b) a corporation controlling, controlled by or under common control with Buyer. Only one such assignment to an affiliated entity may be made without Seller's approval prior to Close of Escrow. In the event of any assignment by Buyer with Seller's approval or where Seller's approval is not required hereunder, the assignee shall be deemed to have assumed all obligations and liabilities of Buyer under this Agreement. Notwithstanding the foregoing, no assignment pursuant to this section shall relieve Buyer of any of its obligations or liabilities under this Agreement, including, without limitation, Buyer's indemnity obligations under
Section 10 or Section 20 above. Buyer shall deliver to Seller a complete copy of any executed assignment as to which Seller's approval is not required hereunder not more than five (5) days after the effective date of such assignment. Seller shall not be bound by any such assignment unless and until Seller has received such copy thereof.

      22. Attorneys Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the Prevailing Party shall be entitled to recover reasonable attorneys fees and other costs incurred in that action, arbitration or proceeding, including, but not limited to, expert's expenses, in addition to any other relief to which they may be entitled. As used herein, the "Prevailing Party" shall include without limitation a party who dismisses an action in exchange for sums allegedly due; the party who receives performance from the other party for an alleged breach of contract or a desired remedy where the performance is substantially equal to the relief sought in an action; or the party determined to be the prevailing party by a court of law.

      23.   Notices.

      All notices to be given under this Agreement shall be in writing and sent by (a) certified mail, return receipt requested, in which case notice shall be deemed delivered three (3) business days after deposit, postage prepaid in the United States Mail, (b) overnight courier, in which case notice shall be deemed delivered one (1) business day after deposit with that courier, or (c) telecopy, in which case notice shall be deemed delivered on transmittal by telecopier or other similar means, as follows:


If to Seller:                 Spinnaker Bay Associates
                              c/o Pacific Union Investment Corporation,
                              3640 Buchanan Street
                              San Francisco, California 94123
                              Attention: Thomas R. Owens
                                          Secretary
                              Fax No.: (415) 929-0743

with a copy to:               Steven C. Nason
                              Vice President
                              PaineWebber Properties Incorporated
                              265 Franklin Street, 16th Floor
                              Boston, Massachusetts 02110
                              Fax No.: (617) 345-8752

with a copy to:               Hollander & Irion
                              One Market Plaza
                              Steuart Street Tower, 13th Floor
                              San Francisco, California 9410522030
                              Attention:  James R. Hollander, Esq.
                              Fax No.: (415) 281-2010

If to Buyer:                  Randall Realty Corp.
                              =======================
                              -----------------------
                              Attention: ____________________
                              Fax No.: (___) ___-____

or to such other address as Buyer or Seller may respectively designate by written notice to the other.

      24. Possession. Possession of the Property shall be delivered to Buyer upon recordation of the Deed.

      25. Entire Agreement. This Agreement contains the entire agreement between the parties to this Agreement and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest.

      26.   Severability.     If any term or provision of this Agreement
shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement shall not be affected.

      27. Waivers. A waiver or breach of a covenant or provision in this Agreement shall not be deemed a waiver of any other covenant or provision in this Agreement, and no waiver shall be valid unless in writing and executed by the waiving party. An extension of time for performance of any obligation or act shall not be deemed an extension of the time for performance of any other obligation or act.

      28. Construction. The section headings and captions of this Agreement are, and the arrangement of this instrument is, for the sole convenience of the parties to this Agreement. The section headings, captions, and arrangement of this instrument do not in any way affect, limit, amplify, or modify the terms and provisions of this Agreement. The singular form shall include plural, and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties have prepared it. Unless otherwise indicated, all references to sections are to this Agreement. All exhibits referred to in this Agreement are attached to it and incorporated in it by this reference.

      29. No Merger. All of the terms, provisions, representations, warranties, and covenants of the parties under this Agreement shall survive the Close of Escrow in accordance with the terms of this Agreement and shall not be merged in the Deed or other documents.

      30.   Counterparts.     This Agreement may be executed in one or more
counterparts. Each shall be deemed an original and all, taken together, shall constitute one and the same instrument.

      31.   Time of the Essence.    Time is of the essence in this Agreement.

      32. Governing Law. This Agreement shall be governed and construed in accordance with Washington law (excluding conflicts of law principles). In the event of any dispute between the parties in connection with or arising out of this Agreement, the parties agree that any lawsuit or administrative proceeding commenced in connection therewith be commenced and prosecuted in the State of Washington.

      33. Exchange. Rather than acquire the Property, Buyer may prefer to exchange for the Property other real property of like kind ("Exchange Property") in order to defer the recognition of income on the disposition of the Exchange Property. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish such exchange, including the execution of documents therefor, provided all of the following terms and conditions are satisfied:

            33.1 Notice. At least ten (10) business days prior to the Closing, Buyer shall notify Seller in writing that Buyer desires to effect such exchange. As soon as reasonably possible thereafter, Buyer and Seller and such other parties as may be necessary to effect such exchange shall execute any and all documents necessary to implement such exchange.

            33.2 Costs. Seller shall in no way be obligated to pay any escrow costs, brokerage commissions, title charges, recording costs or any other charges incurred with respect to any such exchange and the total amount of Closing Costs and other costs and expenses which Seller may be liable for is the amount Seller would otherwise be required to pay hereunder if no such exchange was implemented.

            33.3 No Vesting of Title. Seller shall in no way be obligated to take title to the Exchange Property, even temporarily.

            33.4 Closing. Buyer understands that if, on the date of closing, as the same may be extended, there is any reason that any other contractual arrangement established to implement the exchange is not in a position to close, the Closing shall nevertheless occur, and Buyer shall purchase the Property from Seller at Closing in accordance with the terms of this Agreement without regard to the exchange of the Exchange Property.

            33.5  Release and Indemnity.

                  (a) Release.  Buyer fully releases and discharges Seller from, and relinquishes all rights, claims and actions that Buyer may have against Seller which arise out of or are in any way connected with the exchange. This release applies to all described rights, claims and actions, whether known or unknown, foreseen or unforeseen, present or future.

                  (b) Indemnity. Buyer agrees to defend, indemnify, and hold harmless Seller from and against all claims, damages, losses, costs, expenses and liabilities (including but not limited to all attorneys' fees, court costs and expert witness fees paid or incurred by Seller) arising out of or in any way connected with the exchange transaction described in this Section 33..

                  (c) Meaning. For purposes of this Section 33.5, all references to "Seller" shall include (a) its partners and their respective parent, subsidiary or affiliate corporations, (b) their directors, officers, shareholders, employees and agents and (c) their heirs, successors, personal representatives and assigns and those of their directors, officers, shareholders, employees and agents.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                        SELLER:

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                              By:   /s/Thomas R. Owens
                                    Thomas R. Owens
                                    Secretary

                        By: PaineWebber Income Properties Eight Limited Partnership,
                              a Delaware limited partnership


                              By:   Eighth Income Properties, Inc.,
                                    a Delaware corporation


                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                        BUYER:

                        RANDALL REALTY CORP.,
                        an Oregon corporation


                        By:   /s/ Cathy Greene
                              Cathy Greene
                        Its:   Land Acquisition Development

                                    EXHIBIT B


                     NOTICE OF SATISFACTION OF DUE DILIGENCE


                             ________________, 1996


Spinnaker Bay Associates
c/o Pacific Union Investment Corporation
3640 Buchanan Street
San Francisco, California 94123
Attention:   Thomas R. Owens

                   Re: NOTICE OF SATISFACTION OF DUE DILIGENCE

Ladies/Gentlemen:

             The undersigned hereby gives notice of the satisfaction of the due diligence contingency set forth in Section 5 of that certain Purchase and Sale Agreement, dated as of December __, 1996 (the "Purchase Agreement") between the undersigned, as "Buyer", and Spinnaker Bay Associates, as "Seller" and hereby acknowledges satisfaction of all contingencies in the Purchase Agreement.

                                Very truly yours.

                              RANDALL REALTY CORP.,
                              an Oregon corporation


                              By: _____________________________
                                    ---------------------------
                              Its: ______________________________

                                    EXHIBIT C


                 NOTICE OF SATISFACTION OF FINANCING CONTINGENCY


                             ________________, 1996


Spinnaker Bay Associates
c/o Pacific Union Investment Corporation
3640 Buchanan Street
San Francisco, California 94123
Attention:   Thomas R. Owens

               Re: NOTICE OF SATISFACTION OF FINANCING CONTINGENCY

Ladies/Gentlemen:

             The undersigned hereby gives notice of the satisfaction or waiver of the financing contingency set forth in Section 8 of that certain Purchase and Sale Agreement, dated as of December __, 1996 (the "Purchase Agreement") between the undersigned, as "Buyer", and Spinnaker Bay Associates, as "Seller" and hereby acknowledges satisfaction of all contingencies in the Purchase Agreement.

                                Very truly yours.

                              RANDALL REALTY CORP.,
                              a Oregon corporation


                              By: _____________________________
                                    ---------------------------
                              Its: ______________________________

WHEN RECORDED RETURN TO:

Name:  Seattle Bay Club - 88, LLC
Address:  9500 S.W. Barbour Blvd.
City, State, Zip:  Portland, OR  97219



CHICAGO TITLE INSURANCE COMPANY
701 5th Avenue, Suite 1700, Seattle, Washington, 98104


                             STATUTORY WARRANTY DEED

      THE GRANTOR, SPINNAKER BAY ASSOCIATES, a California general partnership, for and in consideration of Ten Dollars ($10.00) and good and valuable consideration in hand paid, conveys and warrants to Seattle Bay Club - 88, LLC, an Oregon limited liability company, the following described real estate, situated in the County of King, State of Washington legally described in Exhibit A attached hereto and incorporated herein,


TAX ACCOUNT NUMBER:  250060-0010-06

DATED:  March 7, 1997



                                    GRANTOR

                                    SPINNAKER BAY ASSOCIATES,
                                    a California general partnership

                                    By:  Pacific Union Investment Corporation,
                                         a California corporation
                                         Its General Partner

                                    By:  /s/ Thomas R. Owens
                                         Thomas R. Owens
                                         Secretary


                                    By:  PaineWebber Income Properties Eight
                                         Limited Partnership
                                         a Delaware limited partnership
                                         Its Managing General Partner

                                         By: Eight Income Properties, Inc.,
                                             a Delaware corporation


                                             By: /s/ Steven C. Nason
                                                 Steven C. Nason
                                                 Vice President

State of California        )
                                   ss.
City and County of San Francisco    )

      On this 11th day of March, 1997, before me, A. Nichole Scanlon, a Notary Public, State of California, duly commissioned and sworn, personally appeared Thomas R. Owens, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Pacific Union Investment Corporation, a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.



                             /s/ A. Nichole Scanlon
                             A. Nichole Scanlon

      A. Nichole Scanlon
      COMM # 1063917
      Notary Public - California
      San Francisco County
      My. Comm. Expires July 2, 1999
      (SEAL)

State of Massachusetts  )
                       ss.
County of Suffolk )

      On this 7th day of March, 1997, before me, Cynthia L. Proctor, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Steven C. Nason, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Eighth Income Properties, Inc., managing general partner of PaineWebber Income Properties Eight Limited Partnership, a limited partnership, which is a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.



                             /s/ Cynthia L. Proctor
                             Cynthia L. Proctor

      Cynthia L. Proctor
      Notary Public - Massachusetts
      My. Commission Expires March 11, 1999
      (SEAL)

                                    EXHIBIT A



      That certain real property located in the County of King, State of Washington, described as follows:


      LOTS 1 AND 2, BLOCK 1, FEDERAL HIGHWAY ADDITION TO KING COUNTY, WASHINGTON, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 30 OF PLATS, PAGE 1, IN KING COUNTY, WASHINGTON;

      EXCEPT THE EASTERLY 200 FEET THEREOF AS MEASURED ALONG THE SOUTH LOT LINE, THE WEST LINE OF WHICH IS A STRAIGHT LINE BEING PARALLEL WITH THE EAST TANGENT LINE OF SAID LOT 2;

      (BEING KNOWS AS LOT "C" OF CITY OF DES MOINES LOT LINE ADJUSTMENT NUMBER 1-87, RECORDED UNDER RECORDING NUMBER 8703131180);

      TOGETHER WITH THAT CERTAIN APPURTENANT EASEMENT CREATED UNDER DECLARATION OF EASEMENT DATED MAY 17, 1988, AND RECORDED MAY 17, 1988, UNDER RECORDING NUMBER 8805171294, AS CONSENTED TO BY CONSENT TO DECLARATION OF EASEMENT RECORDED MAY 23, 1988, UNDER RECORDING NUMBER 8805230219.

WHEN RECORDED RETURN TO:

Name:  Spinnaker Landing - 66, LLC
Address:  9500 S.W. Barbour Blvd., Suite 300
City, State, Zip:  Portland, OR  97219



CHICAGO TITLE INSURANCE COMPANY
701 5th Avenue, Suite 1700, Seattle, Washington, 98104


                             STATUTORY WARRANTY DEED

      THE GRANTOR, SPINNAKER BAY ASSOCIATES, a California general partnership, for and in consideration of Ten Dollars ($10.00) and good and valuable consideration in hand paid, conveys and warrants to Spinnaker Landing - 66, LLC, an Oregon limited liability company, the following described real estate, situated in the County of King, State of Washington legally described in Exhibit A attached hereto and incorporated herein,


TAX ACCOUNT NUMBER:  082204-9092-02

DATED:  March 7, 1997



                                     GRANTOR

                                    SPINNAKER BAY ASSOCIATES,
                                    a California general partnership

                                    By:  Pacific Union Investment Corporation,
                                         a California corporation
                                         Its General Partner

                                    By:  /s/ Thomas R. Owens
                                         Thomas R. Owens
                                         Secretary


                                    By:  PaineWebber Income Properties Eight
                                         Limited Partnership
                                         a Delaware limited partnership
                                         Its Managing General Partner

                                         By: Eight Income Properties, Inc.,
                                             a Delaware corporation


                                             By: /s/ Steven C. Nason
                                                 Steven C. Nason
                                                 Vice President

State of California        )
                                   ss.
City and County of San Francisco    )

      On this 11th day of March, 1997, before me, A. Nichole Scanlon, a Notary Public, State of California, duly commissioned and sworn, personally appeared Thomas R. Owens, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Pacific Union Investment Corporation, a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.



                             /s/ A. Nichole Scanlon



      A. Nichole Scanlon
      COMM # 1063917
      Notary Public - California
      San Francisco County
      My. Comm. Expires July 2, 1999
      (SEAL)

State of Massachusetts  )
                       ss.
County of Suffolk )

      On this 7th day of March, 1997, before me, Cynthia L. Proctor, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Steven C. Nason, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Eighth Income Properties, Inc., managing general partner of PaineWebber Income Properties Eight Limited Partnership, a limited partnership, which is a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.



                             /s/ Cynthia L. Proctor
                             Cynthia L. Proctor


      Cynthia L. Proctor
      Notary Public - Massachusetts
      My. Commission Expires March 11, 1999
      (SEAL)

                                    EXHIBIT A



      That certain real property located in the County of King, State of Washington, described as follows:


      LOT A, CITY OF DES MOINES SHORT PLAT NUMBER DE-MO-SP8-80, RECORDED UNDER RECORDING NUMBER 8010150846, IN KING COUNTY, WASHINGTON, SAID SHORT PLAT BEING A SUBDIVISION OF A PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 8, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, AND OF THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 9, TOWNSHIP 22 NORTH, RANGE 4 EAST WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON.

                       BILL OF SALE (BAY CLUB APARTMENTS)


      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Seller"), does hereby grant, sell, transfer and deliver to SEATTLE BAY CLUB - 88, LLC, an Oregon limited liability company ("Buyer"), all of the furnishings, fixtures, equipment and other personal property, including, without limitation, the personal property listed on Exhibit "B" attached hereto, which is, as of the date hereof, owned by Seller and located at the real property known as the Bay Club Apartments, which real property is described in Exhibit "A" attached hereto.

      Buyer purchases such personal property "AS IS" and "WHERE IS" and solely in reliance upon Buyer's personal inspection and knowledge of such personal property. Seller does hereby warrant that all such personal property is free from encumbrances created or suffered thereon by Seller and that Seller will warrant and defend the same in favor of Buyer against the lawful claims of all persons claiming by, through or under Seller.

DATE:  March 7, 1997

                        "SELLER"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                        By:   /s/ Thomas R. Owens
                              Thomas R. Owens
                              Secretary

                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its Managing General Partner

                              By:   Eighth Income Properties, Inc.,
                                    a Delaware corporation


                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                   BILL OF SALE (SPINNAKER LANDING APARTMENTS)


      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Seller"), does hereby grant, sell, transfer and deliver to SPINNAKER LANDING - 66, LLC, an Oregon limited liability company ("Buyer"), all of the furnishings, fixtures, equipment and other personal property, including, without limitation, the personal property which is listed on Exhibit "B" attached hereto, which is, as of the date hereof, owned by Seller and located at the real property known as the Bay Club Apartments, which real property is described in Exhibit "A" attached hereto.

      Buyer purchases such personal property "AS IS" and "WHERE IS" and solely in reliance upon Buyer's personal inspection and knowledge of such personal property. Seller does hereby warrant that all such personal property is free from encumbrances created or suffered thereon by Seller and that Seller will warrant and defend the same in favor of Buyer against the lawful claims of all persons claiming by, through or under Seller.

DATE:  March 7, 1997

                        "SELLER"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                        By:   /s/ Thomas R. Owens
                              Thomas R. Owens
                              Secretary

                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its Managing General Partner

                              By:   Eighth Income Properties, Inc.,
                                    a Delaware corporation


                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

               ASSIGNMENT OF LEASES (SPINNAKER LANDING APARTMENTS)

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto SPINNAKER LANDING - 66, LLC, an Oregon limited liability company ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

      (a) all leases, licenses, tenancy agreements or occupancy agreements relative to the real property ("Property") described in Exhibit "A" attached hereto, together with all rents, issues and profits thereunder (collectively, "Leases"); and

      (b) all security deposits, prepaid rentals, cleaning fees and other deposits paid by tenants of the Property to Assignor or any agent of Assignor ("Deposits").

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising on or after the date of delivery of this Assignment.

      Assignor does hereby warrant that the Deposits are free from encumbrances created or suffered thereon by Assignor and that Assignor will warrant and defend the same in favor of Assignee against the lawful claims of all persons claiming by, through or under Assignor.

      Assignor agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that have accrued and/or were to have been performed prior to the date of delivery of this Assignment. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period prior to the date of delivery of this Assignment. Assignee agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that shall accrue and/or are to be performed after the date of delivery of this Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period after the date of delivery of this Assignment.

      This Assignment of Leases may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

DATE:  March 7, 1997

                        "ASSIGNOR"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                              By:   /s/ Thomas R. Owens
                                    Thomas R. Owens
                                    Secretary


                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its Managing General Partner

                              By:   Eighth Income Properties, Inc.,
                                    a Delaware corporation


                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                              "ASSIGNEE"

                              SPINNAKER LANDING - 66, LLC,
                              an Oregon limited liability company

                              By:   SL- 66 Management, Inc.,
                                    an Oregon corporation,
                                    Its Managing Member

                              By:   /s/ Robert D. Randall
                                        Robert D. Randall
                                        President

      State of California                 )
                                          ss.
      City and County of San Francisco    )


            On this 11th day of March, 1997, before me, A. Nichole Scanlon, a Notary Public, State of California, duly commissioned and sworn, personally appeared Thomas R. Owens, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Pacific Union Investment Corporation, a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.



                             /s/ A. Nichole Scanlon



      A. Nichole Scanlon
      COMM # 1063917
      Notary Public - California
      San Francisco County
      My. Comm. Expires July 2, 1999
      (SEAL)

      State of Massachusetts  )
                                          ss.
      County of Suffolk       )


            On this 7th day of March, 1997, before me, Cynthia L. Proctor, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Steven C. Nason, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Eighth Income Properties, Inc., managing general partner of PaineWebber Income Properties Eight Limited Partnership, a limited partnership, which is a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.


                             /s/ Cynthia L. Proctor
                             Cynthia L. Proctor


      Cynthia L. Proctor
      Notary Public - Massachusetts
      My. Commission Expires March 11, 1999
      (SEAL)

      State of Oregon         )
                                          ss.
      County of Multnomah     )


            On this 12th day of March, 1997, before me, Diane M. Kiley, a Notary Public, State of Oregon, duly commissioned and sworn, personally appeared Robert D. Randall, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as a member of Seattle Bay Club - 88, LLC, an Oregon limited liability company, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.



                                          /s/ Diane M. Kiley
                                          Diane M. Kiley

      (Seal)

                   ASSIGNMENT OF LEASES (BAY CLUB APARTMENTS)

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto SEATTLE BAY CLUB - 88, LLC, an Oregon limited liability company ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

      (a) all leases, licenses, tenancy agreements or occupancy agreements relative to the real property ("Property") described in Exhibit "A" attached hereto, together with all rents, issues and profits thereunder (collectively, "Leases"); and

      (b) all security deposits, prepaid rentals, cleaning fees and other deposits paid by tenants of the Property to Assignor or any agent of Assignor ("Deposits").

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Leases accruing or arising on or after the date of delivery of this Assignment.

      Assignor does hereby warrant that the Deposits are free from encumbrances created or suffered thereon by Assignor and that Assignor will warrant and defend the same in favor of Assignee against the lawful claims of all persons claiming by, through or under Assignor.

      Assignor agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that have accrued and/or were to have been performed prior to the date of delivery of this Assignment. Assignor shall indemnify, defend and hold Assignee harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period prior to the date of delivery of this Assignment. Assignee agrees to timely keep, perform and discharge all of the obligations of landlord under the Leases that shall accrue and/or are to be performed after the date of delivery of this Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities and obligations of landlord under the Leases arising out of or relating to the period after the date of delivery of this Assignment.

      This Assignment of Leases may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

DATE:  March 7, 1997

                        "ASSIGNOR"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                              By:   /s/ Thomas R. Owens
                                    Thomas R. Owens
                                    Secretary


                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its Managing General Partner

                              By:   Eighth Income Properties, Inc.,
                                    a Delaware corporation


                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                              "ASSIGNEE"

                              SEATTLE BAY CLUB - 88, LLC,
                              an Oregon limited liability company

                              By:   SBC - 88 Management, Inc.,
                                    an Oregon corporation,
                                    Its Managing Member

                              By:   /s/ Robert D. Randall
                                        Robert D. Randall
                                        President

      State of California                 )
                                          ss.
      City and County of San Francisco    )


            On this 11th day of March, 1997, before me, A. Nichole Scanlon, a Notary Public, State of California, duly commissioned and sworn, personally appeared Thomas R. Owens, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as President of Pacific Union Investment Corporation, a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.


                             /s/ A. Nichole Scanlon



      A. Nichole Scanlon
      COMM # 1063917
      Notary Public - California
      San Francisco County
      My. Comm. Expires July 2, 1999
      (SEAL)

      State of Massachusetts  )
                                          ss.
      County of Suffolk       )


            On this 7th day of March, 1997, before me, Cynthia L. Proctor, a Notary Public, State of Massachusetts, duly commissioned and sworn, personally appeared Steven C. Nason, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as Vice President of Eighth Income Properties, Inc., managing general partner of PaineWebber Income Properties Eight Limited Partnership, a limited partnership, which is a general partner of Spinnaker Bay Associates, a general partnership, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.

                             /s/ Cynthia L. Proctor
                           Cynthia L. Proctor


      Cynthia L. Proctor
      Notary Public - Massachusetts
      My. Commission Expires March 11, 1999
      (SEAL)

      State of Oregon         )
                                          ss.
      County of Multnomah     )


            On this 12th day of March, 1997, before me, Diane M. Kiley, a Notary Public, State of Oregon, duly commissioned and sworn, personally appeared Robert D. Randall, known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity as a member of Seattle Bay Club - 88, LLC, an Oregon limited liability company, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.
            WITNESS my hand and official seal.



                                          /s/ Diane M. Kiley
                                          Diane M. Kiley

      (Seal)

                   GENERAL ASSIGNMENT (BAY CLUB APARTMENTS)


      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto SEATTLE BAY CLUB - 88, LLC, an Oregon limited liability company ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

      (a) all licenses, permits, certificates of occupancy, approvals, entitlements, dedications, and subdivision maps issued, approved or granted by any governmental authorities or otherwise in connection with the real property ("Property") described in Exhibit "A" attached hereto; the use of the name "Bay Club Apartments" and any other trade names, trademarks, and logos used by Assignor in the operation and identification of the Property; all development rights and other intangible rights, titles, interests, privileges and appurtenances of Assignor related to or used in connection with the Property and its operation; and all licenses, consents, easements, rights of way and approvals issued, approved or granted by any private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Property (collectively, "Licenses and Permits"); and

      (b) all plans and specifications respecting any buildings or improvements located on the Property; and all building inspection reports pertaining to the Property which are owned by and within the possession or control of Assignor (collectively, "Records and Plans").

      Assignor makes no warranties of any kind or nature, express or implied, regarding the Licenses and Permits, and Records and Plans.

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Licenses and Permits, and Records and Plans accruing or arising on or after the date of delivery of this Assignment. Assignor shall be responsible for the performance of all of the terms, covenants and conditions imposed upon Assignor under the, Licenses and Permits, and Records and Plans accruing or arising prior to the date of delivery of this Assignment.

      This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

DATE:  March 7, 1997

                        "ASSIGNOR"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment Corporation,
                              a California corporation
                              Its General Partner


                              By:   /s/ Thomas R. Owens
                                    Thomas R. Owens
                                    Secretary

                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its General Partner

                                    By:  Eighth Income Properties, Inc.,
                                    a Delaware corporation
                                    Its Managing General Partner

                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                        "ASSIGNEE"

                           SEATTLE BAY CLUB - 88, LLC,
                       an Oregon limited liability company

                        By:   SBC - 88 Management, Inc.,
                             an Oregon corporation,
                               Its Managing Member

                        By:   /s/ Robert D. Randall
                                  Robert D. Randall
                                    President

              GENERAL ASSIGNMENT (SPINNAKER LANDING APARTMENTS)

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, SPINNAKER BAY ASSOCIATES, a California general partnership ("Assignor"), hereby assigns, sells, transfers, sets over and delivers unto SPINNAKER LANDING - 66, LLC, an Oregon limited liability company ("Assignee"), all of Assignor's estate, right, title and interest in and to the following:

      (a) all licenses, permits, certificates of occupancy, approvals, entitlements, dedications, and subdivision maps issued, approved or granted by any governmental authorities or otherwise in connection with the real property ("Property") described in Exhibit "A" attached hereto; the use of the name "Bay Club Apartments" and any other trade names, trademarks, and logos used by Assignor in the operation and identification of the Property; all development rights and other intangible rights, titles, interests, privileges and appurtenances of Assignor related to or used in connection with the Property and its operation; and all licenses, consents, easements, rights of way and approvals issued, approved or granted by any private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Property (collectively, "Licenses and Permits"); and

      (b) all plans and specifications respecting any buildings or improvements located on the Property; and all building inspection reports pertaining to the Property which are owned by and within the possession or control of Assignor (collectively, "Records and Plans").

      Assignor makes no warranties of any kind or nature, express or implied, regarding the Licenses and Permits, and Records and Plans.

      Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Licenses and Permits, and Records and Plans accruing or arising on or after the date of delivery of this Assignment. Assignor shall be responsible for the performance of all of the terms, covenants and conditions imposed upon Assignor under the, Licenses and Permits, and Records and Plans accruing or arising prior to the date of delivery of this Assignment.

      This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, and all of such counterparts, taken together, shall constitute one and the same instrument.

DATE:  March 7, 1997

                        "ASSIGNOR"

                        SPINNAKER BAY ASSOCIATES,
                        a California general partnership

                        By:   Pacific Union Investment
                              Corporation,
                              a California corporation
                              Its General Partner

                              By:   /s/ Thomas R. Owens
                                    Thomas R. Owens
                                    Secretary

                        By:   PaineWebber Income Properties Eight
                              Limited Partnership,
                              a Delaware limited partnership
                              Its General Partner

                                    By:  Eighth Income Properties, Inc.,
                                    a Delaware corporation
                                    Its Managing General Partner

                                    By:   /s/ Steven C. Nason
                                          Steven C. Nason
                                          Vice President

                        "ASSIGNEE"

                           SPINNAKER LANDING - 66, LLC
                       an Oregon limited liability company

                        By:   SL - 66 Management, Inc.,
                             an Oregon corporation,
                               Its Managing Member

                        By:   /s/ Robert D. Randall
                                  Robert D. Randall
                                    President